PRUDENTIAL FINANCIAL, INC. PRUDENTIAL FINANCIAL, INC. ACQUISITION OF STAR/EDISON ACQUISITION OF STAR/EDISON SEPTEMBER 30, 2010 SEPTEMBER 30, 2010 1 Exhibit 99.2

Attractive Financial Transaction
– In-force business + cost synergies = attractive expected returns
– Expected near-term accretion to earnings per share, growing as synergies are realized
– Meaningful contribution to Prudential’s ROE prospects
– Strong expected cash flow and capital generation
Strategic Benefits for Prudential’s Japanese Insurance Business
– Complementary distribution, well-suited to Prudential’s core protection and retirement products
– Increased scale supports efficient cost structure across Japanese businesses
– Client base offers second-sale opportunities
Acquisition of Star/Edison
Acquisition of Star/Edison
Building on Success in a Market We Know Well
Building on Success in a Market We Know Well

Low Execution Risk
Low Execution Risk
• Products compatible with Prudential’s established Japanese insurance operations
• Recent update of Prudential’s administrative platform facilitates absorption of acquired business
• Seasoned Prudential management team with strong business
combination track record in Japan: Kyoei/Gibraltar Life (2001);
Aoba Life (2004); Yamato Life (2009)
• Expected returns primarily based on in-force business that has persisted through financial crisis

Transaction Highlights
Transaction Highlights
• Purchase price $4.8 billion; “net” purchase price, approximately $4.2 billion
(1)
• Expected financing: approximately $1.7 billion available capital, $1.3 billion equity issuance, $1.2 billion debt
• Acquired businesses to be adequately capitalized at closing, consistent with “AA” ratings targets
(2)
• Expected pre-tax integration expenses, $500 million over 5 year period to achieve targeted annual cost savings of $250 million after integration completed
• Minimal goodwill
• Closing expected first quarter, 2011

1) “Net” purchase price reflects expected application of a portion of net assets acquired to repay assumed debt.
2) Based on approximately $4.2 billion “net” purchase price.

Expected Transaction Financing
Expected Transaction Financing
Available On-Balance-Sheet Capital
Available On-Balance-Sheet Capital
– – Parent company funds Parent company funds
– – Capital resident in international units Capital resident in international units
$1.7 billion
$1.7 billion
Common Equity
Common Equity
– – Public equity offering prior to closing Public equity offering prior to closing
$1.3 billion
$1.3 billion
Debt Financing
Debt Financing
– – Long term senior notes of Prudential Financial, Inc. Long term senior notes of Prudential Financial, Inc.
to be issued prior to closing to be issued prior to closing
$1.2 billion
$1.2 billion
Total
Total
$4.2
$4.2
billion
billion
Ratio of Capital Debt
Ratio of Capital Debt
To Total Capitalization
To Total Capitalization
(1) (1)
Actual
Actual
6/30/10
6/30/10
24.3%
24.3%
Pro-Forma with
Pro-Forma with
Expected Financing
Expected Financing
(2) (2)
25.8%
25.8%
1) For the Financial Services Businesses.
2) Reflects repayment of third-party debt assumed in transaction.

Attractive Financial Returns
Attractive Financial Returns
Driven
Driven
by
by
In-Force
In-Force
Business
Business
and
and
Cost
Cost
Synergies
Synergies
(1) (1)

1) Amounts in millions except per share data.
2) Excludes net realized capital gains and losses.
3) Based on contribution of acquired businesses to after-tax adjusted operating income of Financial Services Businesses before integration costs, net of expected financing costs and impact of Prudential Common Stock issuance at $55.00 per share.
2009
2009
Star/Edison pre-tax operating income,
historical basis
(2)
$900
Purchase accounting and other adjustments
(primarily reset of investment portfolio yield)
(500)
Pro-forma earnings base
$400
Approximately
30% of
Star/Edison
expense base,
realized over
3-5 year
period
Expected Cost Synergies                                         $170
Expected Cost Synergies                                         $170
Expected EPS Accretion
(3)
$.40
Expected ROE Accretion
(3)
70 bps
2012
2012

International
Insurance
39%
Group
Insurance
6%
Individual
Life
9%
Retirement
15%
Asset
Management
7%
International
Investments
2%
Individual
Annuities
18%
Corporate
and Other
4%
Transaction Effectively Deploys Capital and
Transaction Effectively Deploys Capital and
Strengthens Balanced Mix of Businesses
Strengthens Balanced Mix of Businesses
6/30/10 Actual
6/30/10 Actual
Attributed Equity $26.8 Billion
Attributed Equity $26.8 Billion
(1) (1)
Pro-Forma Including Star/Edison,
Pro-Forma Including Star/Edison,
Attributed Equity $28.1 Billion
Attributed Equity $28.1 Billion
(1)(2) (1)(2)
1) For the Financial Services Businesses, excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits.
2) Based on expected transaction financing.

International
Insurance
28%
Group
Insurance
7%
Individual
Life
9%
Retirement
16%
Asset
Management
7%
International
Investments
3%
Individual
Annuities
18%
Corporate
and Other
12%

Building a Leading Foreign Life Insurer in Japan
Building a Leading Foreign Life Insurer in Japan
Assets
Assets
(1)(2)(3) (1)(2)(3)
($ Billions) ($ Billions)
Face Amount
Face Amount
in-Force
in-Force
(2)(3)(4)(5) (2)(3)(4)(5)
($ Billions) ($ Billions)
Insurance
Insurance
Revenues
Revenues
(1)(3)(6) (1)(3)(6)
($ Millions) ($ Millions)
Captive
Captive
Agents
Agents
(2) (2)
Star $  18.6 $  76.3 $  1,462 4,333
Edison 29.0 70.5 2,065 3,400
Combined 47.6 146.8 3,527 7,733
Gibraltar Life 45.4 219.7 2,939 6,101
Prudential of Japan 35.4 303.6 4,046 3,122
TOTAL
TOTAL
$128.4
$128.4
$670.1
$670.1
$10,512
$10,512
16,956
16,956
1) Certain data based on one month reporting lag.
2) As of June 30, 2010.
3) Translated based on actual exchange rates.
4) Face amount in-force for individual insurance only (excluding annuity).
5) Source: Life Insurance Association of Japan
6) Net premiums, policy charges and fee income for the year ended December 31, 2009.

Business Integration Drives Cost Synergies
Business Integration Drives Cost Synergies
• Expect to integrate Star and Edison businesses with Prudential’s
Japanese insurance operations by early 2012
• Integration includes branch and back office consolidations, migration to Prudential’s IT platform, rationalization of
administrative expenses
• Expect pre-tax integration costs of approximately $500 million over 5 year period, including approximately $400 million in
2011-2012
• Expect annual cost savings of about $170 million by 2012,
$200 million by 2013, and $250 million after integration completed

63%
27%
10%
78%
15%
7%
Diversified Distribution Channels
Diversified Distribution Channels
Star/Edison Star/Edison 2009 2009 Sales Sales
(1) (1)
$599 million $599 million
1) Annualized new business premiums; foreign denominated activity translated to U.S. dollars based on average exchange rates for periods indicated
including 118 Japanese yen per U.S. dollar for 2007 and 94 Japanese yen per U.S. dollar for 2009; based on one-month reporting lag.
2) As of June 30, 2010.
3) Includes distribution through corporations and associations.
7,733
Captive
Agents
(2)
4,400
Independent
Agents
(2)
Star/Edison Star/Edison 2007 2007 Sales Sales
(1) (1)
$708 million $708 million
Captive Agents                Independent Agents           Banks and Other Distribution
(3)

33%
25%
39%
3%
Life Insurance - whole life, term, universal life
Third Sector - primarily hospital daily benefits
Fixed Annuities
Group Life - primarily term insurance
Product Mix Compatible with Prudential’s
Product Mix Compatible with Prudential’s
Emphasis on Protection and Retirement Markets
Emphasis on Protection and Retirement Markets
Star/Edison
In-Force Annualized
Premiums
(1)
As of December 31, 2009
Star/Edison Star/Edison
Annualized New Business Premiums Annualized New Business Premiums
Year Year ended ended December December 31, 31, 2009 2009
(1)
(1)
1)
1) Foreign denominated activity translated to U.S. dollars based on average exchange rates, Japanese yen 94 per U.S. dollar; data based on one-month reporting lag; percentage comprised of U.S. dollar business estimated.

45% 45%
U.S. U.S.
dollar dollar
business business
43%
32%
22%
3%

Star/Edison General Account Portfolio
Star/Edison General Account Portfolio
1) As of June 30, 2010, at estimated market value.
2) Securities not rated by either Moody’s or S&P have been classified as below investment grade for purposes of this display.
3) Based on bonds and structured products.
• 90% of fixed maturity investments
are investment grade
(2)(3)
• 72% of non-Japanese bonds
are U.S. Dollar denominated
• Expect to migrate portfolio to
reduce exposure to structured
securities, real estate and equities
Non-
Japanese
Corporate
Bonds
35%
Structured
Products
6%
Equities 4%
Loans 4%
Real Estate
4%
Japanese
Corporate
Bonds
19%
Japanese
Government
Bonds
22%
Other
Japanese
Bonds 2%
Non-
Japanese
Gov't &
Muni Bonds
4%

$41 billion General Account
$41 billion General Account
(1) (1)

Building on Success in a Market We Know Well
Building on Success in a Market We Know Well
• Attractive financial and strategic transaction; expected returns primarily driven by in-force business and cost synergies
• Low strategic and execution risk: compatible products; updated
Prudential systems facilitate integration; seasoned management team with strong business combination track record
• Effective deployment of capital enhances Prudential’s ROE prospects;
accretive to earnings per share
• Expanded footprint in Japan: world’s second largest insurance market, with substantial retirement market opportunity driven by demographics and savings fund base
• Distribution and client base deepen and extend growth opportunities in Japanese life insurance market

Forward-Looking Statements
Forward-Looking Statements
Certain of the statements included in this presentation constitute forward-looking statements within the meaning of the U. S. Private Securities
Litigation Reform Act of 1995. It is possible that actual results may differ materially from any expectations or predictions expressed in this presentation. Words such as “expects,” “believes,” “anticipates,” “includes,” “plans,” “assumes,” “estimates,” “projects,” “intends,” “should,” “will,”
“shall,” or variations of such words are generally part of forward-looking statements.  Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries. There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-
looking statements, including, among others: (1) general economic, market and political conditions, including the performance and fluctuations of fixed income, equity, real estate and other financial markets; (2) the availability and cost of external financing for our operations, which has been affected by the stress experienced by the global financial markets; (3) interest rate fluctuations; (4) reestimates of our reserves for future policy benefits and claims; (5) differences between actual experience regarding mortality, morbidity, persistency, surrender experience, interest rates or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes; (6) changes in our assumptions related to deferred policy acquisition costs, valuation of business acquired or goodwill; (7) changes in our claims-paying or credit ratings; (8) investment losses, defaults and counterparty non-performance; (9) competition in our product lines and for personnel; (10) changes in tax law; (11) economic, political, currency and other risks relating to our international operations; (12) fluctuations in foreign currency exchange rates and foreign securities markets; (13) regulatory or legislative changes, including the recently enacted Dodd-Frank Wall Street Reform and Consumer
Protection Act; (14) adverse determinations in litigation or regulatory matters and our exposure to contingent liabilities, including in connection with our divestiture or winding down of businesses; (15) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life; (16) ineffectiveness of risk management policies and procedures in identifying, monitoring and managing risks; (17) effects of acquisitions, divestitures and restructurings, including possible difficulties in integrating and realizing the projected results of acquisitions; (18) changes in statutory or U.S. GAAP accounting principles, practices or policies; (19) changes in assumptions for retirement expense; (20) Prudential Financial, Inc.’s primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations and the ability of the subsidiaries to pay such dividends or distributions in light of our ratings objectives and/or applicable regulatory restrictions; and (21) risks due to the lack of legal separation between our Financial Services Businesses and our Closed Block Business. The foregoing risks are even more pronounced in severe adverse market and economic conditions such as those that began in the second half of 2007 and continued into 2009. Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-looking statement included in this presentation.
_______________________________________________________________________________
Prudential Financial, Inc. of the United States is not affiliated with Prudential PLC which is headquartered in the United Kingdom.

This presentation includes references to “adjusted operating income.” Adjusted operating income is a non-GAAP measure of performance of our
Financial Services Businesses. Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile. Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Adjusted operating income excludes gains and losses from changes in value of certain assets and liabilities related to foreign currency exchange movements that have been economically hedged, as well as gains and losses on certain investments that are classified as other trading account assets and debt that is carried at fair value. Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of these transactions. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations.
Discontinued operations, which is presented as a separate component of net income under GAAP, is also excluded from adjusted operating income.
We believe that the presentation of adjusted operating income as we measure it for management purposes enhances understanding of the results of operations of the Financial Services Businesses by highlighting the results from ongoing operations and the underlying profitability of our businesses.
However, adjusted operating income is not a substitute for income determined in accordance with GAAP, and the adjustments made to derive adjusted operating income are important to an understanding of our overall results of operations.
For additional information about adjusted operating income and the comparable GAAP measure please refer to our Annual Report on Form 10-K for the year ended December 31, 2009 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 located on the Investor Relations website at
www.investor.prudential.com.
Additional historical information relating to the Company’s financial performance, including its second quarter 2010 Quarterly Financial Supplement, is also located on the Investor Relations website.
The information referred to above and on the prior page, as well as the risks of our businesses described in our Annual Report on Form 10-K for the year ended December 31, 2009 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 should be considered by readers when reviewing forward-looking statements contained in this presentation.
Non–GAAP Measure
Non–GAAP Measure

PRUDENTIAL FINANCIAL, INC. PRUDENTIAL FINANCIAL, INC. ACQUISITION OF STAR/EDISON ACQUISITION OF STAR/EDISON SEPTEMBER 30, 2010 SEPTEMBER 30, 2010 16